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                                                                   EXHIBIT 10.12

                                                                           [CSS]


              FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

         This FIRST AMENDMENT (this "Amendment"), dated as of August 24, 2001, is among CSS FUNDING LLC, a Delaware limited liability company, as seller (the "Seller"), CSS INDUSTRIES, INC., a Delaware corporation ("CSS"), as initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as administrator (in such capacity, together with its successors and assigns in such capacity, the "Administrator").

                                    RECITALS

         1. The Seller, the Servicer, the Issuer and the Administrator are parties to the Receivables Purchase Agreement, dated as of April 30, 2001 (the "Agreement").

         2. The Seller, the Servicer, the Issuer and the Administrator desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendments to the Agreement.


                  (a) The Preamble to the Agreement is hereby amended by deleting the phrase "CSS FUNDING CORPORATION" therein and substituting the phrase "CSS FUNDING LLC" therefor.

                  (b) The definition of "Berwick Default Factor" set forth in
Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

                           "Berwick Default Factor" means (a) for all months
                  other than April or May, the aggregate credit sales made by Berwick during the calendar month that is four calendar months prior to such month, (b) for the month of April, the Berwick Peak Christmas Sales times 50% plus the aggregate credit sales made by Berwick during the month of December and (c) for the month of May, the Berwick Peak Christmas Sales times 50% plus the aggregate credit sales made by Berwick during the month of January.


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         (c) The definition of "Defaulted Receivable" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

         "Defaulted Receivable" means a Receivable:

                  (a) as to which any payment, or part thereof, remains unpaid for more than 90 days from the original due date for such payment, or

                  (b) without duplication (i) as to which an Insolvency Proceeding shall have occurred with respect to the Obligor thereof or any other Person obligated thereon or owning any Related Security with respect thereto, or (ii) that has been written off the Seller's books as uncollectible;

         provided that in each case the portion of such Receivable, if any, consisting of Reserved Dispute Amount shall not be deemed defaulted.

         (d) The definition of "Dilution Ratio" set forth in Exhibit I to the Agreement is hereby amended by deleting the phrase "month that is two calendar months before such month" therein and substituting "two most recent calendar months" therefor.

         (e) Clause (a) of the definition of "Loss Reserve Percentage" set forth in Exhibit I to the Agreement is hereby amended by deleting the percentage "12.00%" therein and substituting "9.00%" therefor.

         (f) The definition of "Paper Magic Default Factor" set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

                  "Paper Magic Default Factor" means (a) for the months of December, January and February, the sum of the aggregate credit sales made by Paper Magic during the months of June and July and the aggregate credit sales made by the Minneapolis division of Paper Magic during the month of August, (b) for the month of March, the Paper Magic Peak Christmas Sales times 70%, (c) for the month of April, the Paper Magic Peak Christmas Sales times 30%, (d) for the month of May, the aggregate sales made by Paper Magic during the month of December less aggregate credit sales made by the Scranton division of Paper Magic during the month of December times 25%, (e) for the month of June, the Paper Magic Peak Christmas Sales times 15%, (f) for the month of July, the sum of the aggregate credit sales made by Paper Magic during the months of January through March plus the aggregate credit sales made by the Scranton division of Paper Magic in the month of December times 25%, and (g) for the months of August, September, October and November, the aggregate credit sales made by Paper Magic during the calendar month that is four calendar months prior to such month.




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         SECTION 2. Conditions to Effectiveness.

         2.1 This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto; and


                  (b) such other documents and instruments as the Administrator may reasonably request.

         SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.

         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.

         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.


                           [SIGNATURE PAGES TO FOLLOW]




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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                                   CSS FUNDING LLC

                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------


                                   CSS INDUSTRIES, INC.

                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------






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                                   BERWICK INDUSTRIES LLC, as a Subservicer

                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------



                                   CLEO INC., as a Subservicer

                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------



                                   THE PAPER MAGIC GROUP, INC., as a Subservicer

                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------




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                                   MARKET STREET FUNDING CORPORATION

                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------






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                                   PNC BANK, NATIONAL ASSOCIATION,
                                       as Administrator


                                   By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------








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